UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders, held on January 11, 2022 (the “Annual Meeting”), a total of 51,661,735 shares of the common stock of United Natural Foods, Inc. (the “Company”), out of a total of 57,972,570 shares of common stock outstanding and entitled to vote as of November 15, 2021, the record date, were present in person or represented by proxies. The Company’s stockholders voted on three proposals at the Annual Meeting. The results of voting on the three proposals, including final voting tabulations, are set forth below.

(1)    The stockholders elected Eric F. Artz, Ann Torre Bates, Gloria R. Boyland, Denise M. Clark, J. Alexander Miller Douglas, Daphne J. Dufresne, Michael S. Funk, James L. Muehlbauer, Peter A. Roy and Jack Stahl to serve as Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Eric F. Artz	44,389,996	597,169	32,887	6,641,683
Ann Torre Bates	44,538,524	449,480	32,048	6,641,683
Gloria R. Boyland	44,572,402	415,658	31,992	6,641,683
Denise M. Clark	44,516,734	471,230	32,088	6,641,683
J. Alexander Miller Douglas	44,760,136	226,374	33,542	6,641,683
Daphne J. Dufresne	44,423,248	564,802	32,002	6,641,683
Michael S. Funk	44,477,235	514,357	28,460	6,641,683
James L. Muehlbauer	44,420,497	566,018	33,537	6,641,683
Peter A.Roy	43,975,162	999,279	45,611	6,641,683
Jack Stahl	44,631,192	356,603	32,257	6,641,683

(2)    The stockholders approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 30, 2022.

For	Against	Abstain	Broker Non-Votes
47,114,657	4,436,286	110,792	-

(3)    The stockholders approved, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
41,580,345	3,312,731	126,976	6,641,683

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ John W. Howard
Name:	John W. Howard
Title:	Chief Financial Officer

Date: January 12, 2022